UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2005


                       American Locker Group Incorporated
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-439                  16-0338330
 ----------------------------       --------------         -------------------
 (State or other jurisdiction       (Commission            (IRS Employer
  of incorporation)                 File Number)           Identification No.)


               608 Allen Street, Jamestown, New York                14701
         ------------------------------------------------------ -------------
                (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On May 26, 2005, American Locker Group Incorporated (the "Company") had an oral hearing before a Nasdaq Listing Qualifiations Panel to appeal the decision of Nasdaq Stock Market ("Nasdaq") to delist the Company's common stock. In addition to the issues raised in the previously announced April 19, 2005 notice of noncompliance relating to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2004, the hearing also encompassed matters related to the issues raised in a notice from The NASDAQ Stock Market received by the Company on May 24, 2005. The May 24, 2005 notice stated that the Company is not in compliance with NASDAQ's requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14) as a result of the Company's failure to file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2005. The Company is working diligently to file its Annual Report on Form 10-K and Quarterly Report on Form 10-Q as soon as possible, but there can be no assurance that the Company will be able to avoid delisting.

     Attached as Exhibit 99.1 hereto is a copy of the Company's press release dated May 31, 2005, with respect to this matter.


Item 9.01.   Financial Statements and Exhibits.

   (c)  Exhibits

        99.1    Press release dated May 31, 2005.











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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN LOCKER GROUP INCORPORATED


                                           By: /s/ Edward F. Ruttenberg
                                               ------------------------
                                               Edward F. Ruttenberg
                                               Chairman and
                                               Chief Executive Officer

Dated:  May 31, 2005


























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

                                  EXHIBIT INDEX


   Exhibit 99.1       Press release dated May 31, 2005.
























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